UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 25, 2005

MINDSPEED TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-50499 (Commission File Number)	01-0616769 (I.R.S. Employer Identification No.)

4000 MacArthur Boulevard, East Tower
Newport Beach, California 92660-3095
(Address of principal executive offices) (Zip code)

(949) 579-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Registrant’s press release dated July 25, 2005, announcing its results of operations for its fiscal 2005 third quarter ended June 30, 2005, is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press release of Registrant dated July 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC. (Registrant)
Date: July 25, 2005	By	/s/ Simon Biddiscombe
Simon Biddiscombe
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

99.1	Press release of Registrant dated July 25, 2005